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                                                                EXHIBIT 10.17




                                 EXECUTIVE SURVIVOR
                                    BENEFIT PLAN
                               ______________________

               THE FOLLOWING IS A SUMMARY OF YOUR BENEFITS UNDER THE
          UNOVA, INC. EXECUTIVE SURVIVOR BENEFIT PLAN.  THIS PLAN HAS BEEN
              DESIGNED TO MINIMIZE THE IMPUTED INCOME YOU MUST REPORT
           FOR TAX PURPOSES EACH YEAR AND TO GIVE YOU FLEXIBILITY IN THE
                        FORM IN WHICH BENEFITS ARE PAID OUT.





                                    PREPARED FOR
                   ______________________________________________

                                     UNOVA, INC.

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                          EXECUTIVE SURVIVOR BENEFIT PLAN

                          PRE-RETIREMENT SURVIVOR BENEFIT


AMOUNT OF BENEFIT
Prior to retirement you will have survivor benefit coverage equal to four times your base salary, rounded up to the next higher $1,000. On June 1 of each year your coverage will adjust to reflect your salary as of December 31 of the prior year.

FORM OF BENEFIT
GROUP TERM COVERAGE
The first $50,000 of your pre-retirement coverage will be provided by group term life insurance. The group term benefit is a lump sum amount paid income tax-free to your beneficiary. This is the largest amount of group term coverage that can be provided without resulting in imputed income to you.

SPLIT-DOLLAR COVERAGE
The balance of your pre-retirement coverage will be provided by split-dollar insurance. The split-dollar benefit is a lump-sum amount paid income tax-free to your beneficiary.

The split-dollar coverage will result in imputed income to you each year; however, this imputed income will be substantially less than if your survivor benefit coverage were completely provided by group insurance. The actual mechanics of the split-dollar plan will be that:

- You contribute an amount each year equal to the imputed income for your coverage.

- You receive a bonus from UNOVA, Inc. equal to your contribution.

- Your net cost is the tax liability on this bonus.

__________________________________UNOVA, Inc.__________________________________
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                          Executive Survivor Benefit Plan

                       PRE-RETIREMENT SURVIVOR BENEFIT(cont.)


PRE-RETIREMENT SALARY CONTINUATION ELECTION
To facilitate your personal planning needs as well as reduce or eliminate imputed income, you may elect salary continuation in lieu of split-dollar coverage.

The salary continuation benefit will be paid to your beneficiary in equal payments over 10 or 15 years, and in total shall be actuarially equivalent to the split-dollar benefit foregone. These salary continuation payments will be income taxable to your beneficiary as received. The payments will, however, be "grossed up" to ensure that after income taxes are paid, the salary continuation and split-dollar benefits are equivalent. The "grossed up" rate will be based on the highest combined net state and Federal income tax rate in effect at the time of each payment.

When you enroll in the Plan you will be given the opportunity to elect in 25% increments any percentage of split-dollar coverage you wish to decline in favor of salary continuation. In addition, prior to December 31 each year you may change your election for the upcoming calendar year.

There is no imputed income for any portion of your coverage provided by salary continuation.

__________________________________UNOVA, Inc.__________________________________
                                      3

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                          Executive Survivor Benefit Plan

                          POST-RETIREMENT SURVIVOR BENEFIT


AMOUNT OF BENEFIT
After you retire, if you have completed five years of service and are at least age 62, your survivor benefit coverage will continue at one times your final base salary as defined by the Agreement. This level of coverage will continue until the earlier of five years after retirement or your age 70. After such time, a salary continuation benefit, equal to the lesser of one times your final base salary or $100,000, will be paid to your beneficiary.

FORM OF BENEFIT
Your post-retirement coverage will be provided by split-dollar insurance. The split-dollar benefit is a lump-sum amount paid income tax-free to your beneficiary.

This coverage will result in imputed income to you each year; however, again, this imputed income will be substantially less than if your survivor benefit coverage were provided by group insurance.

Your post-retirement salary continuation benefit will be taxable to your beneficiary. Therefore, the benefit paid to your beneficiary shall be "grossed up" such that it is actuarially equivalent to the lesser of one times your final base salary or $100,000. There is no imputed income for the salary continuation benefit.

POST-RETIREMENT SALARY CONTINUATION ELECTION
In lieu of the post-retirement split-dollar coverage you may elect salary continuation.

The salary continuation benefit will be paid to your beneficiary in equal payments over five years, or in a lump-sum if the benefit amount is $100,000 or less. The benefit in total shall be actuarially equivalent to the split-dollar benefit foregone, and the salary continuation payments will be "grossed up" to offset the income taxes payable.

The salary continuation election for post-retirement coverage must be made prior to retirement. This election applies to the entire amount of post-retirement coverage and may not be changed once you have retired.

There is no imputed income for the salary continuation benefit.

__________________________________UNOVA, Inc.__________________________________
                                      4

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                          Executive Survivor Benefit Plan

                                DISABILITY PROVISION


PRE-RETIREMENT DISABILITY
If you have become totally and permanently disabled and terminate employment because of your disability, survivor benefits will continue to be provided until you are at least age 62 and have completed five years of service at the time you terminate.

AMOUNT OF BENEFIT
Prior to age 65, you will have survivor benefit coverage equal to four times your base salary (as defined by the Agreement), rounded up to the next higher $1,000.

SALARY CONTINUATION ELECTION
Instead of receiving this benefit in a lump sum, you may elect salary continuation. The salary continuation benefit will be paid out in the same manner as if you had not terminated because of disability.

POST RETIREMENT DISABILITY PROVISION
At age 65, if you were eligible for pre-retirement benefits, you are eligible for post-retirement benefits.

AMOUNT OF BENEFIT
Prior to age 70, you will have survivor benefit coverage equal to one times final base salary as of your termination date. At age 70, your benefit reduces to the lesser of one times final base salary as of your termination date or $100,000.

SALARY CONTINUATION ELECTION
You may elect to receive the post-retirement benefit in the form of salary continuation instead of in one lump sum. The salary continuation benefit is paid out in the same manner as if you had not terminated because of disability but this election must be made before age 65.

__________________________________UNOVA, Inc.__________________________________
                                      5

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                          Executive Survivor Benefit Plan

                               ADDITIONAL INFORMATION


CHANGE OF TITLE
A participant who experiences a change of title which would preclude him from participating in the Plan ceases to be eligible for pre-retirement survivor benefits. However, post-retirement survivor benefits are provided if you experience a change of title on or after age 62 with five years of service.

Your survivor benefit coverage is one times your final base salary (as defined by the Agreement). This level of coverage will continue until the earlier of five years after change of title retirement or your age 70. This benefit can be paid in the form of a lump sum or salary continuation. The salary continuation benefit will be paid to your beneficiary in equal payments over five years, or in a lump sum if the benefit amount is $100,000 or less.

INCOME TAXATION OF BENEFITS
The group and split-dollar benefits under the Plan will be paid to your beneficiary income tax-free. The salary continuation payments (if elected) will be income taxable to your beneficiary upon receipt. These payments, however, will be "grossed up" to ensure that after income taxes are paid, the salary continuation and split-dollar benefits are equivalent.

BENEFICIARY DESIGNATION
When you enroll in the Plan you will designate a beneficiary to receive any benefits payable under the Plan. You may change your beneficiary from time to time by submitting a new beneficiary designation form.

ASSIGNMENT OF BENEFITS
You have the right to make an absolute assignment of the split-dollar benefit so as to keep the proceeds out of your and your spouse's estate. Once you assign your benefit you no longer may elect salary continuation.

The assignment must be made more than three years prior to death in order to assure that the split-dollar benefit will not be taxed in your or your spouse's estate.

TAX CONSEQUENCES
The tax consequences of the Plan are complex and may vary according to the State laws in effect. You may wish to consult with your tax advisor before making elections under the Plan.
__________________________________UNOVA, Inc.__________________________________
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                          Executive Survivor Benefit Plan

                                 ENROLLMENT PROCESS


The benefits under this Plan are not effective until the entire enrollment process is complete.
This process consists of the following:

Participant completes the necessary enrollment forms
 -  Participant completes a confidential questionnaire
 -  Participant completes a physical examination
 - Participant completes beneficiary designation and split-dollar/salary continuation election forms
 -  Participant and the Company sign Plan, please contact:

MANAGER, PENSIONS AND GROUP INSURANCE
UNOVA, INC.
BEVERLY HILLS, CALIFORNIA

In the event of any discrepancies between this summary and the Plan Agreement, the Plan Agreement shall always govern.

__________________________________UNOVA, Inc.__________________________________
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